SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):

                          January 18, 2001

                         METRIS MASTER TRUST
                       METRIS RECEIVABLES, INC.

               (Originator of the Metris Master Trust)
       (Exact name of registrant as specified in its charter)


Delaware                          033-99514                41-1810301
(State of Incorporation)   (Commission File Number)      (IRS Employer
                               Identification No.)

          10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
               (Address of principal executive offices)

                               (952) 417-5645

         (Registrant's telephone number, including area code)

                         METRIS RECEIVABLES, INC.
                       Current Report on Form 8-K

Item 7.        Financial Statements and Exhibits

    Ex. 20a       Series 1997-1 December Certificateholders' Statement

    Ex. 20b       Series 1997-2 December Certificateholders' Statement

    Ex. 20c       Series 1998-3 December Securityholder's Statement

    Ex. 20d       Series 1999-1 December Securityholder's Statement

    Ex. 20e       Series 1999-2 December Securityholder's Statement

    Ex. 20f       Series 1999-3 December Securityholder's Statement

    Ex. 20g       Series 2000-1 December Securityholder's Statement

    Ex. 20h       Series 2000-2 December Securityholder's Statement

    Ex. 20i       Series 2000-3 December Securityholder's Statement

                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METRIS RECEIVABLES, INC.


                                       By _____________________________
                                          Ralph A. Than
                                          Senior Vice President and Treasurer

Dated:  January 18, 2001